UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tilray Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2024 (October 31, 2024)

Tilray Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Talbot Street West, Leamington, Ontario, Canada, N8H 4H3
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 845-7291

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TLRY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On October 31, 2024, Nabil Salama, on behalf of a putative class of stockholders of Tilray Brands, Inc., a Delaware corporation (“Tilray”), as a nominal defendant, filed a Verified Stockholder Class Action Complaint in the Court of Chancery of the State of Delaware (the “Court”), naming Tilray and each member of the Board of Directors of Tilray, as defendants (the “Action”).

The complaint alleges that (a) the definitive proxy statement filed by Tilray for its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2024 specifies that a majority-of-votes-cast voting standard, rather than a majority-of-outstanding-shares voting standard, is required for approval of the proposal to increase the number of shares of common stock authorized for issuance (the “2024 Authorized Shares Proposal”), (b) the proposal increasing the number of shares of common stock authorized for issuance (the “2023 Authorized Shares Proposal” and together with the 2024 Authorized Shares Proposal, the “Authorized Shares Proposals”) was not validly approved by the stockholders under a majority-of-votes-cast voting standard, and any related issuances of Common Stock were and are not validly authorized, and (c) the named directors of Tilray have breached their fiduciary duties by failing to make accurate disclosures regarding the Authorized Shares Proposals in the 2024 Proxy Statement and 2023 Proxy Statement.  The Action  seeks to enjoin Tilray from holding a vote on the 2024 Authorized Shares Proposal at the 2024 Annual Meeting of Stockholders and requests the Plaintiff and putative class of stockholders be awarded all costs and expenses.

Tilray firmly disagrees with the allegations made in the complaint and intends to defend against the Action vigorously. Specifically, Tilray believes that the Authorized Shares Proposals and the “votes cast” standard for approval are consistent with the 2023 amendments to Section 242 of the Delaware General Corporation Law.  These statutory amendments lowered the stockholder vote threshold for changes to a corporation’s authorized shares to a “majority of the votes cast” standard for companies with shares listed for trading on a national exchange, like Tilray. As previously reported, Tilray obtained the approval of a majority of stockholder “votes cast” on the 2023 Authorized Shares Proposal, with 208.6 million shares voted in favor of the proposal, compared to 85.2 million shares voting against (and 9 million shares abstaining). Given the overwhelming shareholder approval of the 2023 Authorized Shares Proposal, Tilray is seeking stockholder approval of the 2024 Authorized Shares Proposal.

Management believes that the availability of additional authorized shares of Common Stock would enhance the Company’s business and financial flexibility and allow it to pursue strategic objectives, including potential acquisitions.  Notably, Institutional Shareholder Services Inc. (“ISS”) recommended that Tilray shareholders vote “FOR” the proposal to increase its authorized shares at the upcoming annual meeting of shareholders on November 21, 2024. Specifically, ISS stated that this proposal was warranted given that the proposed increase in the number of authorized shares of common stock is reasonable, and there are no substantial concerns about Tilray’s past use of shares.

A copy of the Verified Stockholder Class Action Complaint in the form filed with the Court is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Supplemental Disclosures to Proxy Statement
The disclosures contained in the Current Report on Form 8-K are also being filed as definitive additional materials on Schedule 14A, and should also be read as supplemental information as part of, the 2024 Proxy Statement, which should be read in its entirety and is on the SEC’s website at http://www.sec.gov, along with periodic reports and other information Tilray files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the 2024 Proxy Statement, the information set forth herein shall supersede or supplement the information in the 2024 Proxy Statement. To the extent defined terms are used but not defined herein, they have the meanings set forth in the 2024 Proxy Statement.

Participants in the Solicitation
The directors and executive officers of Tilray and other persons may be considered participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding Tilray’s directors and executive officers is available in the 2024 Proxy Statement for the 2024 Annual Meeting of Stockholders to be held on November 21, 2024 (and any adjournment or postponement thereof), which was filed with the Commission on September 27, 2024, and Tilray’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the 2024 Proxy Statement.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this Current Report on Form 8-K constitute forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be subject to the “safe harbor” created by those sections and other applicable laws. Forward-looking statements can be identified by words such as “forecast,” “future,” “should,” “could,” “enable,” “potential,” “contemplate,” “believe,” “anticipate,” “estimate,” “plan,” “expect,” “intend,” “may,” “project,” “will,” “would” and the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Certain material factors, estimates, goals, projections or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication.

Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, Tilray’s intentions regarding the Action and its beliefs regarding the vote standard applicable to its Authorized Shares Proposals. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed annual information form of the Company and the Annual Report on Form 10-K (and other periodic reports filed with the SEC) of the Company made with the SEC and available on EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
99.1	Verified Stockholder Class Action Complaint in the Court of Chancery of the State of Delaware

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILRAY, INC.

Dated: November 6, 2024	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel